April 3, 2024

Supplement

SUPPLEMENT DATED APRIL 3, 2024 TO THE PROSPECTUS OF
Morgan Stanley Long Duration Government Opportunities Fund, dated April 28, 2023, as amended May 31, 2023

Effective immediately, the third paragraph of the section of the Prospectus titled "Shareholder Information—Share Class Arrangements" is deleted in its entirety. In addition, the section of the Prospectus titled "Shareholder Information—Share Class Arrangements—CLASS A SHARES—Conversion Feature" is deleted in its entirety and replaced with the following:

Conversion Feature. A shareholder currently holding Class A shares of the Fund in a fee-based advisory program ("Advisory Program") account or currently holding Class A shares in a brokerage account, but wishing to transfer into an Advisory Program account may convert such shares to Class I shares of the Fund within the Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A shares, then the conversion may not occur until after the shareholder has held the shares for a 12-month period. Please ask your financial advisor if you are eligible for converting your Class A shares to Class I shares pursuant to these conversion features. In addition, Class C shares held in an account for which no broker-dealer or other Financial Intermediary is specified and which are not subjected to a CDSC will periodically be converted to Class A shares of the Fund.

In addition, the first paragraph of the section of the Prospectus titled "Shareholder Information—Share Class Arrangements—CLASS C SHARES—Conversion Feature" is deleted in its entirety and replaced with the following:

Conversion Feature. A shareholder holding Class C shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class C shares, then the conversion may not occur until after the shareholder has held the shares for a 12-month period. Please ask your financial advisor if you are eligible for converting your Class C shares to Class I shares pursuant to these conversion features.

In addition, the section of the Prospectus titled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts—Merrill Lynch" is deleted in its entirety and replaced with the following:

Merrill Lynch ("Merrill")

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers on Class A Shares Available at Merrill

•  Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Shares purchased through a Merrill investment advisory program

•  Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•  Shares purchased through the Merrill Edge Self-Directed platform

•  Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•  Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•  Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

•  Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)

•  Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•  Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22e(3))

•  Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•  Shares sold due to return of excess contributions from an IRA account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•  Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•  Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•  Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•  Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Please retain this supplement for future reference.

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